INCOME TAXES	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Income Taxes

NOTE 6. INCOME TAXES

Reconciliation of net U.S. statutory federal income tax rates to the effective income tax rates is as follows:

RECONCILIATION OF FEDERAL INCOME TAX RATES TO EFFECTIVE INCOME TAX RATES

	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated
U.S. federal statutory income tax rate	35%	35%	35%
Utility depreciation	4	6	3
Income tax restructuring related to IEnova stock offerings	4	―	―
State income taxes, net of federal income tax benefit	1	(1)	2
Utility repairs expenditures	(5)	(8)	(1)
Tax credits	(3)	(7)	(1)
Non-U.S. earnings taxed at lower statutory income tax rates	(3)	(4)	(8)
Self-developed software expenditures	(3)	(5)	(3)
Adjustments to prior years’ income tax items	(3)	(1)	―
Allowance for equity funds used during construction	(1)	(4)	(2)
Variable interest entities	(1)	(1)	―
Life insurance contracts	―	(7)	―
Mexican foreign exchange and inflation effects	―	1	(1)
Other, net	1	2	(1)
Effective income tax rate	26%	6%	23%
SDG&E
U.S. federal statutory income tax rate	35%	35%	35%
Depreciation	5	4	4
State income taxes, net of federal income tax benefit	3	4	5
Utility repairs expenditures	(4)	(4)	(1)
Self-developed software expenditures	(3)	(3)	(3)
Allowance for equity funds used during construction	(2)	(4)	(4)
Variable interest entity	(1)	(1)	(1)
Adjustments to prior years’ income tax items	(1)	(3)	―
Other, net	(1)	(1)	(1)
Effective income tax rate	31%	27%	34%
SoCalGas
U.S. federal statutory income tax rate	35%	35%	35%
Depreciation	6	7	6
State income taxes, net of federal income tax benefit	4	3	4
Utility repairs expenditures	(9)	(12)	―
Self-developed software expenditures	(6)	(9)	(7)
Adjustments to prior years’ income tax items	(5)	―	―
Allowance for equity funds used during construction	(1)	(2)	(2)
Other, net	―	(1)	(3)
Effective income tax rate	24%	21%	33%

In 2013, 2012 and 2011, non-U.S. earnings taxed at lower statutory income tax rates than the U.S. are primarily related to operations in Mexico, Chile and Peru. In 2011, the earnings in Chile and Peru include the impact of the $277 million remeasurement gain related to our acquisition of controlling interests in Chilquinta Energía and Luz del Sur, which was non-taxable. We discuss this gain further in Note 3.

In 2013, our effective income tax rate was also affected by $63 million of income tax expense recorded in the first quarter of 2013 resulting from a corporate reorganization in connection with the IEnova stock offerings. We discuss the stock offerings further in Note 1.

Utility repairs expenditures significantly affecting the effective income tax rates for Sempra Energy Consolidated, SDG&E and SoCalGas in 2013 and 2012 are due to a change in 2012 in the income tax treatment of certain repairs that are capitalized for financial statement purposes. The change in income tax treatment of certain repairs for electric transmission and distribution assets, which applied to SDG&E, was made pursuant to an Internal Revenue Service (IRS) Revenue Procedure providing a safe harbor for deducting certain repairs expenditures from taxable income when incurred for tax years beginning on or after January 1, 2011. A $22 million benefit for SDG&E related to the 2011 U.S. federal income tax return filed in the third quarter of 2012 is included in Adjustments to Prior Years' Income Tax Items in the table above. The change in income tax treatment of certain repairs expenditures for gas plant assets, which applied to SoCalGas, was made pursuant to an IRS Revenue Procedure, which allows, under an Internal Revenue Code section, such expenditures to be deducted from taxable income when incurred.

Life insurance contracts significantly affected the effective tax rate for Sempra Energy Consolidated in 2012 primarily due to our decision in the second quarter of 2012 to hold life insurance contracts kept in support of certain benefit plans to term. Previously, we took the position that we might cash in or sell these contracts before maturity, which required that we record deferred income taxes on unrealized gains on investments held within the insurance contracts.

In September 2013, the IRS and U.S. Department of the Treasury released final tangible property regulations on the capitalization and expensing rules applicable to expenditures for the acquisition and production of tangible property. A company must conform its tax accounting methods and elect any safe harbors under the final regulations no later than January 1, 2014, however, if a change in the company's tax accounting methods is required to conform to the final regulations, the company must adjust its deferred tax balances in the current period for any tax adjustments required to bring all prior periods into compliance with the final regulations. We evaluated our deferred tax balances based on the guidance contained in the final tangible property regulations and determined that we are following the guidance in all material respects. Any adjustments to deferred taxes resulting from changes to comply with the final tangible property regulations would have a de minimus impact on the financial statements. Accordingly, we have not made any adjustment to our deferred tax balances at December 31, 2013 based on the issuance of the final tangible property regulations.

The CPUC requires flow-through rate-making treatment for the current income tax benefit or expense arising from certain property-related and other temporary differences between the treatment for financial reporting and income tax, which will reverse over time. Under the regulatory accounting treatment required for these flow-through temporary differences, deferred income tax assets and liabilities are not recorded to deferred income tax expense, but rather to a regulatory asset or liability, which results in impacting the current effective income tax rate. As a result, changes in the relative size of these items compared to pretax income, from period to period, can cause variations in the effective income tax rate. The following items are subject to flow-through treatment:

  repairs expenditures related to a certain portion of utility plant fixed assets the equity portion of AFUDC
  a portion of the cost of removal of utility plant assets
  self-developed software expenditures

  depreciation on a certain portion of utility plant assets

The AFUDC related to equity recorded for regulated construction projects at Sempra Mexico has similar flow-through treatment.

We use the deferral method for investment tax credits (ITC). For certain solar and wind generating assets placed into service during 2012 and 2011, we elected to seek cash grants rather than ITC for which the projects also qualify. Accordingly, cash grant accounting was applied. Grant accounting for cash grants is very similar to the deferral method of accounting for ITC, the primary difference being the recording of a cash grant receivable instead of an income tax receivable.

Under the deferral method of accounting for ITC and under grant accounting for cash grants, we record a deferred income tax benefit, on day one, which is reflected in income tax expense by recording a deferred income tax asset during the year the renewable energy assets are placed in service. This deferred income tax asset results from the day-one difference in the income tax basis and financial statement basis of the renewable energy assets, referred to as the day-one basis difference. The financial statement basis of the assets is reduced by 100 percent of the ITC or grant expected; U.S. federal income tax basis is reduced by only 50 percent for both ITC and grants; and state income tax basis is reduced by 50 percent for grants and not at all for ITC.

Cash grants are generally expected to be collectible in cash shortly after a project is constructed. Conversion of ITC to cash is generally dependent on reducing income tax payments and thus the existence of a U.S. federal net operating loss (NOL) carryforward can result in delaying this conversion.

The geographic components of Income Before Income Taxes and Equity Earnings of Certain Unconsolidated Subsidiaries at Sempra Energy are as follows:

	Years ended December 31,
(Dollars in millions)	2013	2012	2011
U.S.	$941	$442	$1,011
Non-U.S.	489	501	712
Total	$1,430	$943	$1,723

The components of income tax expense are as follows:

INCOME TAX EXPENSE (BENEFIT)
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated
Current:
U.S. Federal	$(70)	$(36)	$76
U.S. State	(5)	(6)	(3)
Non-U.S.	107	144	149
Total	32	102	222
Deferred:
U.S. Federal	275	(63)	176
U.S. State	15	3	43
Non-U.S.	48	20	(45)
Total	338	(40)	174
Deferred investment tax credits	(4)	(3)	(2)
Total income tax expense	$366	$59	$394
SDG&E
Current:
U.S. Federal	$9	$(109)	$(59)
U.S. State	11	14	6
Total	20	(95)	(53)
Deferred:
U.S. Federal	149	255	253
U.S. State	24	30	36
Total	173	285	289
Deferred investment tax credits	(2)	―	1
Total income tax expense	$191	$190	$237
SoCalGas
Current:
U.S. Federal	$4	$(73)	$(6)
U.S. State	(5)	24	19
Total	(1)	(49)	13
Deferred:
U.S. Federal	103	136	128
U.S. State	16	(6)	5
Total	119	130	133
Deferred investment tax credits	(2)	(2)	(3)
Total income tax expense	$116	$79	$143

We show the components of deferred income taxes at December 31 for Sempra Energy Consolidated, SDG&E and SoCalGas in the tables below:

DEFERRED INCOME TAXES FOR SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	December 31,
	2013	2012
Deferred income tax liabilities:
Differences in financial and tax bases of depreciable and amortizable assets	$3,951	$3,710
Regulatory balancing accounts	663	770
Unrealized revenue	15	3
Loss on reacquired debt	8	9
Property taxes	50	46
Difference in financial and tax bases of partnership interests	256	118
Other deferred income tax liabilities	72	55
Total deferred income tax liabilities	5,015	4,711
Deferred income tax assets:
Tax credits	105	67
Equity losses	16	16
Net operating losses	2,023	1,898
Compensation-related items	128	156
Postretirement benefits	264	587
Other deferred income tax assets	14	90
State income taxes	30	58
Bad debt allowance	8	8
Litigation and other accruals not yet deductible	20	7
Deferred income tax assets before valuation allowances	2,608	2,887
Less: valuation allowances	96	128
Total deferred income tax assets	2,512	2,759
Net deferred income tax liability	$2,503	$1,952
Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

DEFERRED INCOME TAXES FOR SDG&E AND SOCALGAS
(Dollars in millions)
	SDG&E		SoCalGas
	December 31,		December 31,
	2013	2012	2013	2012
Deferred income tax liabilities:
Differences in financial and tax bases of
utility plant and other assets	$2,040	$1,947	$1,045	$938
Regulatory balancing accounts	411	344	265	439
Loss on reacquired debt	3	4	6	7
Property taxes	36	32	16	15
Other	25	22	―	―
Total deferred income tax liabilities	2,515	2,349	1,332	1,399
Deferred income tax assets:
Net operating losses	440	446	65	34
Postretirement benefits	57	137	126	370
Tax credits	15	16	12	14
Compensation-related items	13	14	38	48
State income taxes	22	31	10	18
Litigation and other accruals not yet deductible	45	38	27	21
Hedging transaction	1	1	5	7
Other	4	4	11	9
Total deferred income tax assets	597	687	294	521
Net deferred income tax liability	$1,918	$1,662	$1,038	$878
Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

The net deferred income tax liabilities are recorded on the Consolidated Balance Sheets at December 31 as follows:

NET DEFERRED INCOME TAX LIABILITY
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2013	2012	2013	2012	2013	2012
Current (asset) liability	$(301)	$(148)	$(103)	$26	$45	$(3)
Noncurrent liability	2,804	2,100	2,021	1,636	993	881
Total	$2,503	$1,952	$1,918	$1,662	$1,038	$878

At December 31, 2013, Sempra Energy has recorded a valuation allowance against a portion of its total deferred income tax assets, as shown above in the “Deferred Income Taxes for Sempra Energy Consolidated” table. A valuation allowance is recorded when, based on more-likely-than-not criteria, negative evidence outweighs positive evidence with regard to our ability to realize a deferred income tax asset in the future. Of the valuation allowances recorded to date, the negative evidence outweighs the positive evidence primarily due to cumulative pretax losses in various U.S. state and non-U.S. jurisdictions resulting in a deferred income tax asset related to NOLs, as discussed below, that we currently do not believe will be realized on a more-likely-than-not basis. At both Sempra Energy and SDG&E, deferred income taxes for variable interest entities are shown on a net basis. Therefore, valuation allowances of $60 million at December 31, 2013 and $108 million at December 31, 2012 related to variable interest entities are not reflected in the table above. Of Sempra Energy's total valuation allowance of $96 million at December 31, 2013, $12 million is related to non-U.S. NOLs and $84 million to U.S. state NOLs. Of Sempra Energy's total valuation allowance of $128 million at December 31, 2012, $20 million is related to non U.S. NOLs, $100 million to U.S. state NOLs and $8 million to other future U.S. state temporary differences. The total valuation allowance decreased in 2013 primarily due to a reduction in the U.S. state temporary differences and release of Mexico valuation allowance. We believe that it is more-likely-than-not that the remainder of the total deferred income tax asset is realizable.

At December 31, 2013, Sempra Energy's non-U.S. subsidiaries had $61 million of unused NOLs available to utilize in the future to reduce Sempra Energy's future non-U.S. income tax expense related to our holding companies in Mexico, the Netherlands and Spain. The carryforward periods for our non-U.S. unused NOLs expire between 2014 and 2023. As of December 31, 2013, our Mexican subsidiaries have NOLs of $182 million, of which $165 million have been utilized on a consolidated level. As part of the Mexican tax reform enacted in 2014, the $165 million of NOLs utilized in consolidation is subject to recapture between 2014 and 2018. These NOLs expire between 2016 and 2023. Sempra Energy's U.S. subsidiaries had $2.9 billion of unused U.S. state NOLs, primarily in Alabama, California, Connecticut, District of Columbia, Indiana, Kansas, Louisiana, Minnesota, New Jersey, New York, Oklahoma and Pennsylvania. These U.S. state NOLs expire between 2014 and 2032. We have not recorded deferred income tax benefits on a portion of Sempra Energy's total non-U.S. and U.S. state NOLs because we currently believe they will not be realized on a more-likely-than-not basis, as discussed above. Sempra Natural Gas is currently progressing with plans for a development project to utilize its Cameron LNG receipt terminal for the liquefaction of natural gas and export of LNG. Depending on achieving certain milestones related to the project, we expect to release approximately $20 million to $25 million of Louisiana valuation allowance against the deferred tax asset. The timing of the release of the valuation allowance and the amount can vary depending upon ultimate contractual agreements and forecasted economics. Sempra Energy's consolidated U.S. subsidiaries had $5.1 billion of unused U.S. federal consolidated NOLs that will begin to expire in 2031. Included in this amount is $0.2 billion of excess tax deductions related to employee stock expense for which a benefit will be recorded to additional paid in capital when realized. We have recorded deferred income tax benefits on these NOLs, in total, because we currently believe they will be realized on a more-likely-than-not basis.

At December 31, 2013, SDG&E had $1.2 billion of unused U.S. federal NOLs (the remaining 2011 NOL of $24 million expires in 2031 and the 2012 NOL of $1.2 billion expires in 2032). We have recorded deferred income tax benefits on these NOLs, in total, because we currently believe they will be realized on a more-likely-than-not basis. At December 31, 2013, SoCalGas had $172 million of unused U.S. federal NOL which expires in 2032. We have recorded a deferred income tax benefit on this NOL, in total, because we currently believe it will be realized on a more-likely-than-not basis.

At December 31, 2013, Sempra Energy had not recognized a U.S. deferred income tax liability related to a $3.3 billion basis difference between its financial statement and income tax investment amount in its non-U.S. subsidiaries and non-U.S. corporate joint ventures. This basis difference consists of $3.3 billion of cumulative undistributed earnings that we expect to reinvest indefinitely outside of the U.S., which includes the $0.3 billion gain related to the remeasurement of equity method investments in Chilquinta Energía and Luz del Sur that we discuss in Note 3. These cumulative undistributed earnings have previously been reinvested or will be reinvested in active non-U.S. operations, thus we do not intend to use these earnings as a source of funding for U.S. operations. It is not practical to determine the hypothetical unrecognized amount of U.S. deferred income taxes that might be payable if the cumulative undistributed earnings were eventually distributed or the investments were sold. U.S. deferred income taxes would be recorded on $3.3 billion of the basis difference related to cumulative undistributed earnings if we no longer intend to indefinitely reinvest all, or a part, of the cumulative undistributed earnings.

Following is a summary of unrecognized income tax benefits:

SUMMARY OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Years ended December 31,
	2013	2012	2011
Sempra Energy Consolidated:
Total	$90	$82		$72
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(86)	$(81)		$(72)
increase the effective tax rate	19	16		7
SDG&E:
Total	$17	$12		$7
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(14)	$(12)		$(7)
increase the effective tax rate	11	12		7
SoCalGas:
Total	$13	$5	$	―
Of the total, amounts related to tax positions that,
if recognized in future years, would
decrease the effective tax rate	$(13)	$(5)	$	―
increase the effective tax rate	8	4		―

Following is a reconciliation of the changes in unrecognized income tax benefits for the years ended December 31:

RECONCILIATION OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	2013	2012		2011
Sempra Energy Consolidated:
Balance as of January 1	$82		$72		$97
Increase in prior period tax positions	26		2		7
Decrease in prior period tax positions	(24)		(1)		(26)
Increase in current period tax positions	7		10		3
Settlements with taxing authorities	(1)		(1)		(9)
Balance as of December 31	$90		$82		$72
SDG&E:
Balance as of January 1	$12		$7		$5
Increase in prior period tax positions	7		1		―
Decrease in prior period tax positions	(4)		―		―
Increase in current period tax positions	2		4		2
Balance as of December 31	$17		$12		$7
SoCalGas:
Balance as of January 1	$5	$	―		$8
Increase in prior period tax positions	4		―		2
Increase in current period tax positions	5		5		―
Settlements with taxing authorities	(1)		―		(10)
Balance as of December 31	$13		$5	$	―

It is reasonably possible that within the next 12 months, unrecognized income tax benefits could decrease due to the following:

POSSIBLE DECREASES IN UNRECOGNIZED INCOME TAX BENEFITS WITHIN 12 MONTHS
(Dollars in millions)
	At December 31,
	2013	2012	2011
Sempra Energy Consolidated:
Expiration of statutes of limitations on tax assessments	$(7)	$(7)		$(7)
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities	(63)	(10)		―
	$(70)	$(17)		$(7)
SDG&E:
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities	$(14)	$(5)	$	―
SoCalGas:
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities	$(11)	$(4)	$	―

Amounts accrued for interest and penalties associated with unrecognized income tax benefits are included in income tax expense on the Consolidated Statements of Operations. The amounts accrued at December 31 on the Consolidated Balance Sheets for interest and penalties associated with unrecognized income tax benefits are stated alongside in the table below

INTEREST AND PENALTIES ASSOCIATED WITH UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Interest and penalties						Accrued interest and penalties
	Years ended December 31,						December 31,
	2013		2012		2011		2013		2012
Sempra Energy Consolidated:
Interest expense (income)		$1	$	―		$(3)		$4	$3
Penalties		―		―		(1)		3	3
SDG&E:
Interest expense	$	―	$	―	$	―		$1	$1
SoCalGas:
Interest (income) expense		$(1)	$	―		$(1)	$	―	$1

Penalties accrued and expensed at SDG&E and SoCalGas in all periods presented were zero or negligible.

INCOME TAX AUDITS

Sempra Energy is subject to U.S. federal income tax as well as to income tax of multiple state and non-U.S. jurisdictions. We remain subject to examination for U.S. federal tax years after 2008. We are subject to examination by major state tax jurisdictions for tax years after 2005. Certain major non-U.S. income tax returns from 2007 through the present are open to examination.

In addition, we have filed state refund claims for tax years back to 1998, and PE has filed state refund claims for tax years back to 1993. The pre-2006 tax years are closed to new issues; therefore, no additional tax may be assessed by the taxing authorities for these years.

SDG&E and SoCalGas are subject to U.S. federal income tax as well as income tax of state jurisdictions. They remain subject to examination for U.S. federal years after 2008 and by major state tax jurisdictions for years after 2005.